Panhandle Royalty Company
FORM 8-K
December 16, 2005
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.
December 16, 2005
Date of Report: (Date of Earliest Event Reported)
PANHANDLE ROYALTY COMPANY
(Exact name of registrant as specified in its charter)

OKLAHOMA	0-9116	73-1055775

(State of Incorporation)	(Commission File) Number	(I.R.S. Employer Identification No.)
Grand Centre Suite 305,
5400 North Grand Blvd.,
Oklahoma City, OK 73112
(Address of principal executive offices)
(405) 948-1560
Registrant’s telephone number including area code:
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Panhandle Royalty Company
FORM 8-K
December 16, 2005
ITEM 5.02 (b) (c) OFFICER RETIREMENT & APPOINTMENT OF NEW OFFICERS
     This Form 8-K contains the Company’s press release dated December 16, 2005, announcing the naming of co-presidents.
     OKLAHOMA CITY, OK— PANHANDLE ROYALTY COMPANY (AMEX-PHX) Board of Directors has selected Co-Presidents to replace HW Peace II who retires as President, CEO and a Director on March 1, 2006. Ben D. Hare will be President/Chief Operating Officer and Michael C. Coffman will be President/Chief Financial Officer. They are both currently Vice Presidents of Panhandle and hold the positions of Chief Operating Officer and Chief Financial Officer respectively.
     Michael C. Coffman — has been employed by Panhandle since 1990. He has held the positions of vice president, treasurer and corporate secretary since that date, with his most recent position being vice president and chief financial officer, treasurer and secretary. He holds a Bachelor of Science degree in business administration from Oklahoma State University and is a certified public accountant. Since 1975, he has worked in public accounting and as a financial officer with companies involved in the oil and gas industry.
     Ben D. Hare — served on the Board of Directors from 2002-2004 and became Chief Operating Officer in May, 2004. Prior to joining Panhandle, he had been the owner of Cazador Enterprises, LLC and a partner in Legends Exploration, LP both based in Houston, Texas. Mr. Hare was previously employed by Atlantic Richfield Corporation and Vastar Resources, Inc. He has M.S. and PH. D. degrees in Geology from the University of Oklahoma.
E. Chris Kauffman, the Company Board Chairman stated:
     “After lengthy and due deliberation, the board of directors chose to name Michael C. Coffman and Ben D. Hare as co-presidents. The board believes their knowledge, experience and tenure with Panhandle will continue its growth into the future. Their background and devotion to the Company made them the best candidates to jointly administer this 79 year-old exploration, production and mineral business. The board of director’s looks forward to working with Michael and Ben and believes their leadership will continue the outstanding growth of Panhandle Royalty Company.”
     Panhandle Royalty Company (AMEX-PHX) is publicly held diversified mineral holding company engaged in the acquisition, ownership, management and development of its fee minerals. It actively participates in the exploration, drilling, production and acquisition of hydrocarbons on internally and externally generated prospects. Its stock is traded on the American Stock Exchange under the symbol PHX. The Company’s office is located in Oklahoma City while its mineral holdings and production are situated in Oklahoma, New Mexico, Texas and 19 other states.

Panhandle Royalty Company
FORM 8-K
December 16, 2005
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANHANDLE ROYALTY COMPANY

/s/ Michael C. Coffman

DATE: December 16, 2005	Michael C. Coffman, Vice President Chief Financial Officer, Secretary & Treasurer

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